June 15, 2007

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: GRANT HAYWARD, INC

Ladies and Gentlemen:

We have read the statements made by GRANT HAYWARD, INC. in Item 4.01 of the accompanying Form 8-K, which is being filed with the Securities and Exchange Commission. We agree with the statements contained therein concerning our firm.

Very truly yours,

/s/ De Joya Griffith & Company, LLC
DE JOYA GRIFFITH & COMPANY, LLC